Exhibit 99.2 Gray Television in the Current Network and Retransmission Landscape October 2023

Notes and Disclaimer Gray Television, Inc. (“Gray”) owns local network-affiliated television stations in 113 markets. Station rankings (i.e., number 1, number 2) reflect all-day ratings in 2022 according to Comscore. DMA population estimates and ranks according to Nielsen. This presentation contains certain forward-looking statements that are based largely on Gray’s current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as “estimates”, “expect,” “anticipate,” “will,” “implied,” “assume” and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for retransmission revenues are based on Gray’s current expectations and beliefs and therefore constitute forward looking statements. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray’s control, including estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray’s quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and management’s discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management’s views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise. 2

Gray Is Well Positioned to Continue Growing Revenue in the Current Network and Retrans Landscape ü Gray Owns Local Stations Providing Premium Content Across the U.S. ü We Believe That Broadcast Retrans Remains Significantly Undervalued ü We Believe That the Current Environment Favors Continued Growth for Retrans Revenues ü We Believe That the Network/Affiliate Model Aligns Participants’ Interests in Curbing MVPD Sub Churn and in Growing Retrans for Affiliates ü Network Programming Contributes Important, Albeit Minority, Portion of Gray’s Television Ad Revenues ü Gray’s Own Content Vastly Outperforms Viewership in Its Markets of NFL, Broadcast Prime, and Cable News Networks 3

Gray Is the Nation’s Second Largest Markets with #1 and/or 90% #2 ranked local stations Broadcaster Total Net Revenue in 2022 $3.7B Gray Owns the Most Video plays on Gray digital #1 Ranked Local News 629M platforms ’23 Q1-Q3 (+36%) Television Stations of Any Broadcaster (80) 4

Gray Has a Significant Presence in Large, Medium, and Small Markets Owned and/or Operated Big Four Affiliates Large Midsize Small Market Market Market Category Category Category 26 55 57 33 channels channels channels channels DMA Range 1-50 51-150 151-210 % TVHHs in Category 68% 28% 4% Gray Markets 17 61 35 % Total Gray Markets 15% 54% 31% % with a Gray Station 34% 61% 58% One-third of Large Markets include a Gray station Nearly one-half of Gray’s total audience reach is % Total Gray TVHH 48% 45% 7% located in Large Markets. Gray’s stations reach one-quarter of Large Market % Category’s TVHH populations and about 60% of all Midsize and within Gray Markets 25% 59% 63% Small Market populations. Total Revenues 36% 51% 13% Roughly one-half of Gray's television station Core Revenues 32% 54% 14% revenues are derived from Mid-Size Markets and Political Revenues 44% 47% 9% one-third from Large Markets. Retrans Revenues 38% 50% 12% TVHH = US television households (“reach”). DMA ranks and TVHH estimates according to Nielsen for 2022-23 TV Season. Revenues presented for total of 2022Q3, 2022Q4, 2023Q1, and 2023Q2, net of agency fees and commissions. 5

Broadcast Industry’s Retrans Revenues Remain Significantly Undervalued While broadcast retrans revenues have grown significantly from roughly zero in 2008, retrans revenues today still only accounts for 22% of all linear channel programming fees paid by MVPDs. Estimated 2023 Programming Fees for Linear Channels Share of (Millions) Total Fees paid to basic cable nets $40,205 68% Fees paid to RSNs $6,006 10% Total TV station gross retrans fees $12,858 22% Total Programming Spend $59,069 In contrast, broadcast stations delivered 43.5% of all linear television ratings in September 2023. Broadcast stations also boast high intensity, loyal viewership 365 days per year, which cannot be said of most cable networks or any RSN. Source – fees: Kagan, a part of S&P Global Market Intelligence. Source – ratings: TVB; Nielsen NPOWER, September 2023, 18+ Live+7. 6

The Current Environment Favors Continued Growth for Broadcast Retrans We anticipate that broadcasters’ retrans fees will continue to increase its share of distributors’ total programming spending: 1. To attract and retain subscribers, distributors need to carry the most valuable content, and that content is found more often on broadcast channels rather than non-broadcast channels. 2. The slow reduction in the number of cable nets and RSNs in recent years will accelerate following the Disney/Charter resolution and recent developments with various RSNs. 3. The reduction of competing channels facilitates the reallocation of carriage fees to broadcasters, which can increase retrans fees without increasing distributors’ total programming budgets. -> If just ½ of RSN fees were reallocated to broadcast stations, those reallocated dollars would lift current retrans revenues by $3 billion (23%). 4. Professional sports teams and leagues are increasingly moving their games from cable and RSN channels to local broadcast stations, which will lead to increased retrans fees for those stations. 5. Providing DTC apps to MVPD customers for no or minimal additional cost, and/or offering more cable nets in separate tiers, as at least one MVPD apparently intends to do, will provide a less complicated video ecosystem with more value to MVPD subscribers, which should reduce MVPD subscriber churn and could even attract cord cutters back to the MVPD bundle. 7

Network / Affiliate Model Built On An Enduring and Profitable Symbiotic Relationship Programming for Retrans Sales Independ- Programming for Local Ad Sales Most ently Owned Watched Local Association with National Brand Linear Television Networks Stations Across With the All Strongest Platforms: Local Brands The Broadcast and Highest Cash Affiliation Fees Networks Viewership in Reach, Ratings and Inventory for Network Ad Sales Their Markets Promotion and Local Brand for Network Assets 8

Network Revenues Are Driven by Local Affiliates Estimated 2023 Big Four Networks Revenue $6,000 $5,392 $5,227 $5,000 $1,170 Affiliate Affiliate $1,112 Contribution Contribution $3,997 $4,000 $3,699 $877 $985 $2,110 $2,153 $3,000 $1,468 $2,000 $283 $1,739 $251 $524 $222 $358 $475 $1,000 $216 $1,320 $1,293 $229 $939 $491 $- ABC CBS FOX NBC Affiliate Contribution: Est. Net Ad Revenue Attributable to O&O Reach Est. Net Ad Revenue Attributable to Broadcast Est. O&O Retrans from MVPDs Affiliate Stations vMVPD Revenue Affiliation Fees Paid By Broadcast Affiliate Stations Other Network Revenue 9 Source: Kagan, a part of S&P Global Market Intelligence Revenues in Millions

Affiliates Contribute the Majority of Each Big Four Network’s Revenues Estimated Big Four Networks 2023 Revenue Est. Net Ad Revenue Attributable to O&O Reach Est. O&O Retrans from MVPDs 22% vMVPD Revenue 27% Other Network Revenue Affiliate Contribution: Est. Net Ad Revenue Attributable 37% to Broadcast Affiliate Stations 47% Affiliation Fees Paid by Broadcast Affiliate Stations $2.7B-$3.3B Affiliate Fees and Inventory Paid in 2022 to Big Four Networks 22% 21% 59%-74% Affiliate Contribution to Big Four Networks’ Total 2022 Revenues 39% 41% Source: Kagan, a part of S&P Global Market Intelligence. Note: Net national advertising revenue allocated between network O&O stations and independently owned affiliate stations according to the percentage of TV households served by affiliates and the O&Os of the network. To the extent affiliates over-index their share of households, 10 their share of their network’s national ad revenues would be higher than this average calculation, and vice-versa.

Gray Local Newscasts Deliver More Household Viewership in Their Markets than All Competing Premium Content Household Viewership in Gray’s 113 Markets 101,383,761 (September 5-11, 2023) 99,877,664 More than Total All Day 99,877,664 Viewership of FOX News, 70,424,405 MSNBC and CNN Combined More than Total Network Prime Viewership on NBC, CBS, ABC and FOX Combined 34,599,792 More than Total NFL Game Viewership on ABC (MNF), CBS, FOX, and NBC Combined Gray Local Three Cable Network NFL on News News Nets Prime Broadcast Combined Combined Combined 11 Source: Comscore TV

Gray’s All-Day Broadcast Television Viewership Dominates Top Cable Sports Networks Combined Total All-Day Household Viewership in Gray’s Markets (September 5-11, 2023) 293,901,530 ACC Network Bally’s (all) Big Ten Network CBS Sports Network ESPN (all ESPN networks) Fox Sports 1 and 2 Golf Channel Mid-Atlantic Sports Network MLB Network NBA TV NBCSN NFL Red Zone NFL Network NHL Network 50,734,039 PAC 12 Network SEC Network Spectrum Sports Networks Tennis Channel Gray Stations Cable Sports Networks and RSNs Combined Source: Comscore TV 12

Conclusion We believe that the Broadcast Industry – and Gray in Particular – Are Positioned Well for Continued Growth in Retrans Revenues Ø Broadcasters continue to deliver Premium Content that is the most watched and valued by consumers. Gray in particular provides the most valued content across its well diversified footprint of 113 large, midsize and small markets. Ø Networks and affiliates are aligned in preserving and growing retrans revenues. Broadcast networks rely on retrans revenues from their own stations, retrans revenues from their affiliates, and ad revenues through their affiliates’ reach to fund their businesses and their own key sports rights deals. Ø Broadcasters and distributors are aligned in slowing subscriber churn. The reported Charter/Disney resolution provides opportunities for increased value delivery to all participants in the linear distribution ecosystem, including especially pay-TV subscribers (i.e., tiering flexibility, no-cost DTC app add-on). Ø The MVPD’s $40 billion annual spending on linear programming fees will continue to be reallocated to premium content providers and especially to broadcasters, particularly as the number of cable nets and RSNs continues to decline. Ø Migration of professional local/regional sports games to broadcast television provides a further opportunity to grow retrans revenues including by reallocating programming fees from cable nets and RSNs to local broadcast stations. 13

Gray Television, Inc. 4370 Peachtree Rd., NE Atlanta, Georgia 30319 www.gray.tv